SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                   FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 25, 2003




                          FIRST SECURITY BANCORP, INC.
               (Exact Name of Registrant as Specified in Charter)

        Kentucky                       000-49781                 61-1364206
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
  of Incorporation)                                          Identification No.)

 318 East Main Street, Lexington, Kentucky                          40507
 (Address of Principal Executive Offices)                         (Zip Code)

 Registrant's telephone number, including area code: (859) 367-3700


                                 Not Applicable
--------------------------------                  ---------------
          (Former Name or Former Address, if Changed Since Last Report)


Item 5.  Other Events

       (c)  Exhibits.

          The exhibit listed on the Exhibit Index of this Form 8-K is filed as a part of this Report.


                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FIRST SECURITY BANCORP, INC.


Date: July 25, 2003                      /s/ John S. Shropshire
                                           ----------------------
                                               John S. Shropshire
                                               President and
                                               Chief Executive Officer
                                               (Principal Executive Officer)

Date: July 25, 2003                      /s/ John G. Sullivan
                                           ------------------------
                                               John G. Sullivan
                                               Executive Vice-President and
                                               Chief Financial Officer
                                               (Principal Financial and
                                               Accounting Officer)


                                    EXHIBITS

         Registrant's July 25,2003 Press Release to the Herald-Leader

                                                                  EXHIBIT

July 25, 2003

NEWS RELEASE
By John S. Shropshire, President and CEO

     Len Aldridge was elected Chairman of the Board of First Security Bank of Lexington and its parent company, First Security Bancorp, Inc., at their regular Board Meeting on July 15, 2003. Mr. Aldridge, a Certified Public Accountant, is Vice President of Poole Enterprises, Inc. (Lexington, Kentucky), and is one of the founding shareholders and directors of the Bank. He is a 1959 graduate of the University of Kentucky.